SECURITIES AND EXCHANGE COMMISSION

	WASHINGTON, D.C. 20549

	______________________


	FORM 8-K

	CURRENT REPORT

	Pursuant to Section 13 or 15(d) of the
	Securities Exchange Act of 1934

	Date of Report (Date of earliest event reported) January 22, 1998

		                            SUN CITY INDUSTRIES, INC.
		(exact name of registrant as specified in its charter)


		            Delaware                       1-6914                59-0950777
			(State or other         (Commission File      (IRS E
			 jurisdiction of          Number)                    Identification
			 incorporation)                                           Number)


		        5545 N.W. 35th Avenue, Fort Lauderdale, Florida 33309 (Address of Principal Executive Offices)


	Registrant's telephone number, including area code (954) 730-3333


		                                              Inapplicable

	(Former name or former address, if changed since last report)
   Item 2. Termination of Merger

On January 15, 1998, the registrant was informed by SeaSpecialties, Inc. that the pending merger between the companies has been terminated.

At the same time the registrant was informed by the American Stock Exchange that it failed to meet the AMEX's continued listing requirements and the American Stock Exchange halted trading in the Company's common stock.


Item 7.  Exhibits

	Attached as Exhibits are:

	1)  Copy of Letter of Termination from SeaSpecialties, Inc.

	2) Copy of American Stock Exchange's notification to strike the common stock from listing and registration.

	3)  A copy of the registrant's press release relating to the transaction.


	SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             							SUN CITY INDUSTRIES, INC.


Dated:January 22, 1998                    		        By:     Saul Zalka
                                               							      Saul Zalka
                                               							      President
                           INDEX TO EXHIBITS


                                                                Sequentially
Exhibit                                                          Numbered
Number                     EXHIBIT                                Page

1.	   SeaSpecialties, Inc. Letter of Termination                   1 - 2

2.	   American Stock Exchange's Notice of Delisting                3 - 6

3.			 Press release by Sun City Industries, Inc.		                    7